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            MFS/SUN LIFE SERIES TRUST - GOVERNMENT SECURITIES SERIES

                      Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Series Fund - Investment Adviser" section is hereby revised as follows: Beginning January 1, 1998, Steven E. Nothern is the portfolio manager of the Government Securities Series. Mr. Nothern, a Senior Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1986.

            The date of this Supplement is January 1, 1998.